QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BioFuel Energy Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BioFuel Energy Corp.
1600 Broadway, Suite 2200, Denver, CO 80202
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Thursday, May 21, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/biof

BioFuel Energy Corp.	BAR CODE RESTRICTED AREA	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2009 to facilitate timely delivery.

Dear BioFuel Energy Corp. Stockholder:

The 2009 Annual Meeting of Stockholders of BioFuel Energy Corp. (the "Company") will be held at the Company's corporate offices, 1600 Broadway, Suite 2200, Denver, Colorado, at 10:00 a.m. on May 21, 2009, for the purpose of considering and acting upon:

        Proposals to be considered at the Annual Meeting:

    (1)
    the election of directors to act until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

    (2)
    the ratification of the appointment of Grant Thornton LLP as the Independent Registered Public Accounting Firm of the Company to serve for the 2009 fiscal year; and

    (3)
    any other matters that may properly come before such meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 31, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Holders of both Common Stock and Class B Common Stock are entitled to vote.

CONTROL NUMBER
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

47465

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://www.bfenergy.com

Meeting Location:

  BioFuel Energy Corp.
  1600 Broadway, Suite 2200
  Denver, CO 80202

  You can find directions to the Annual Meeting at: http://www.bfenergy.com

The following materials are available for you to review online:

•
the Company's 2009 Proxy Statement (including all attachments thereto);

•
the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

•
any amendments to the foregoing materials that are required to be furnished to Stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11-digit control number)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet	http://bnymellon.mobular.net/bnymellon/biof

ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for BioFuel Energy Corp. are available to review at:

http://bnymellon.mobular.net/bnymellon/biof

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above website.
On the top right hand side of the website click on "Vote Now" to access the electronic proxy card and vote your shares

47465

QuickLinks

VOTE BY INTERNET